EXHIBIT 99.2

THERMOENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 2, 2007, ThermoEnergy Corporation (the “Company”) completed the acquisition of a majority interest in CASTion Corporation, a Massachusetts corporation (“CASTion”), pursuant to an Agreement for the Purchase and Sale of Securities of the same date by and between the Company, CASTion and six investment funds (BancBoston Ventures, Inc., BCLF Ventures I, LLC, Essex Regional Retirement Board, Massachusetts Technology Development Corporation, Spencer Trask Specialty Group, LLC and Spencer Trask Private Equity Accredited Fund III, LLC, collectively, the “Funds”). The Company purchased shares of voting preferred stock of CASTion representing 90.31% of the outstanding common stock of CASTion on an as-converted basis and acquired from certain of the Funds, $2,000,000 face amount of promissory notes and other debt obligations of CASTion (the “CASTion Debt”). Following closing, the Company cancelled the CASTion Debt.

The Company paid to the Funds the following consideration: (i) $2,000,000 in cash, (ii) an aggregate of 4,394,338 shares of ThermoEnergy Corporation common stock, (iii) Convertible Promissory Notes in the aggregate principal amount of $3,353,126.62 (the “Notes”), and (iv) six-year Common Stock Purchase Warrants for the purchase of an aggregate of 4,232,425 shares of ThermoEnergy Corporation common stock at an exercise price of $0.50 per share (the “Warrants”). The Notes are due May 31, 2010 and bear interest at the rate of 6.5% per annum; if the Notes remain outstanding after November 30, 2008, the interest rate will be increased to 10%. Interest on the Notes is payable semi-annually, and the Company will have the option of deferring interest payments and rolling the deferred amount into the principal amount of the Notes. The Company has agreed that 23.125% of the amount by which funds raised by the Company in private placements of equity or convertible debt, net of expenses, exceed $3,000,000 will be applied toward prepayment of the Notes; if such proceeds have not been so applied within 30 days after the closing of such a financing, the interest rate on the Notes will be increased to 10%. The outstanding principal and accrued interest on the Notes are convertible, at any time at the election of the holders, into shares of ThermoEnergy Corporation common stock at the rate of $0.50 per share. The Warrants and the Notes contain conventional weighted-average anti-dilution provisions for the adjustment of the exercise price of the Warrants and the conversion price of the Notes in the event the Company issues additional shares of common stock (or securities convertible into common stock) at a price per share less than the then-effective exercise price or conversion price. The Warrants include conventional provisions permitting “cashless” exercise. The Warrants also include a provision permitting the Company to accelerate their expiration date if, at any time after July 2. 2009, the market price for ThermoEnergy Corporation common stock equals or exceeds 200% of the quoted market price on July 2, 2007 ($1.39 per share) for a period of thirty consecutive trading days.

The Company has agreed to maintain the separate corporate existence of CASTion, and to operate it as a separate subsidiary, until the Notes have been paid in full. The Company has granted to the Note holders a security interest in the shares of CASTion as collateral security for payment and performance of Company’s obligations under the Notes.

In connection with the Agreement for the Purchase and Sale of Securities, on July 2, 2007 the Company made cash payments in the aggregate amount of $150,000 to three officers and employees of CASTion and issued to three other officers and employees of CASTion an aggregate of 175,000 shares of ThermoEnergy common stock. On July 2, 2007, Company also issued to Jeffrey L. Powell, the President and CEO of CASTion, a six-year Common Stock Purchase Warrant (in form similar to the Warrants issued to the Funds but without provision for acceleration of the expiration date) for the purchase of 300,000 shares of ThermoEnergy common stock at an exercise price of $0.50 per share. Also in connection with the Agreement for the Purchase and Sale of Securities, on July 2, 2007 the Company

issued to Farley & Associates, Inc., an affiliate of two of the Funds, 18,750 shares of ThermoEnergy common stock and a six-year Common Stock Purchase Warrant (in form identical to the Warrants issued to the Funds) for the purchase of 37,500 shares of ThermoEnergy Corporation common stock at an exercise price of $0.50 per share.

CASTion’s is engaged in the development and manufacturing of zero-discharge wastewater/process chemistry systems based on its proprietary CAST process. These systems are sold to customers in the food and beverage, chemical, electronic and other manufacturing industries throughout North America and Japan.

In June 2007, the Company sold 4,000,000 shares of common stock to two investors at a price of $.75 per share, resulting in net proceeds of approximately $2,900,000 after deducting issuance costs. In connection with the transactions, the Company also issued to the investors warrants to purchase up to 2,000,000 shares of the Company’s common stock at any time during the three-year period from the date of the transactions, at a price per share equal to the volume-weighted average price per share of the Company’s common stock for the 365 day period immediately preceding the date of exercise (subject to a minimum exercise price of $.75 per share and a maximum exercise price of $1.50 per share.  The Company used part of the proceeds from the transactions to fund the cash portion of the acquisition of CASTion.

The unaudited pro forma condensed combined balance sheet as of June 30, 2007 was prepared as if the acquisition had taken place on June 30, 2007. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006 were prepared as if the acquisition had taken place on January 1, 2007 and January 1, 2006, respectively. The acquisition of CASTion will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations". See description of Pro Forma Adjustments following the Pro Forma Condensed Combined Financial Statements.

The allocation of the purchase price reflected in the preliminary pro forma condensed combined financial information is subject to adjustment as additional information becomes available. In addition, the Company must perform impairment tests in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”), in order to determine that the carrying value of goodwill recorded in connection with the acquisition does not exceed its implied fair value as defined in SFAS No. 142. The Company plans to perform these tests during the fourth quarter of 2007.

The following unaudited pro forma condensed combined financial statements give effect to the purchase of CASTion. This information should be read in conjunction with the unaudited financial statements of ThermoEnergy Corporation for the six months ended June 30, 2007 and the audited financial statements of ThermoEnergy Corporation for the year ended December 31, 2006 as filed on Form 10-QSB and Form 10-KSB, respectively, with the Securities and Exchange Commission, as well as with the audited financial statements of CASTion for the years ended December 31, 2006 and 2005, which are included in this Form 8-K/A document in Exhibit 99.1. The pro forma data does not purport to be indicative of the results of future operations or the combined results that would have occurred had the purchase been consummated at the beginning of each period presented. This data has been included as required by the rules and regulations of the Securities and Exchange Commission and is provided for comparative purposes only.

THERMOENERGY CORPORATION
UNAUDITED PRO FORMA CONDENDSED COMBINED BALANCE SHEET
June 30, 2007
(in thousands)

	ThermoEnergy	CASTion	Pro Forma		Pro Forma
	Corporation	Corporation	Adjustments		Combined
Assets
Cash	$2,540	$53	$(2,350)	1	$243
Accounts receivable, net	997	314	-		1,311
Notes receivable - CASTion	878	-	(878)	2	-
Inventories	-	243			243
Other current assets	113	25	-		138
Total Current Assets	4,528	635	(3,228)		1,935
Property and equipment, net	239	111	-		350
Goodwill	-	-	10,939	3	10,939
Other assets	-	6	-		6
	$4,767	$752	$7,711		$13,230
Liabilities and Stockholders' Equity
Accounts payable	$559	$599	$-		$1,158
Short-term notes payable	-	$3,523	(2,878)	2	645
Deferred revenue	-	379			379
Other current liabilities	207	342	-		549
	766	4,843	(2,878)		2,731
Long-term notes payable, net of current portion	-	-	-		-
Convertible debt	477	-	2,726	4	3,203
Deferred compensation retirement plan, net	324	-	-		324
Minority interest in subsidiary	-	-	(396)	5	(396)
Total liabilities	1,567	4,843	(548)		5,862
Preferred stock	55	3,406	(3,406)	5	55
Common stock	29	825	(825)	5
			5	6	34
Additional paid-in capital	40,006	5,530	(5,530)	5
			4,163	6	44,169
Retained earnings (deficit)	(36,890)	(13,636)	13,636	5	(36,890)
Treasury stock	-	(216)	216	5	-
Total shareholders' equity	3,200	(4,091)	8,259		7,368
	$4,767	$752	$7,711		$13,230

THERMOENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007
(in thousands, except per share amounts)

	ThermoEnergy	CASTion	Pro Forma		Pro Forma
	Corporation	Corporation	Adjustments		Combined

Operating revenues	$181	$929	$-		$1,110
Cost of goods sold	75	1,151	-		1,226
Gross profit	106	(222)	-		(116)
Operating expenses
General and administrative	1,808	359	-		2,167
Selling expenses	-	148	-		148
Travel and entertainment	257	-	-		257
Other	58	-	-		58
Total Operating Expenses	2,123	507	-		2,630

Loss from Operations	(2,017)	(729)	-		(2,746)

Other Income (Expense)
Interest income	6	2	-		8
Interest expense	(9)	(143)	(104)	7	(256)
Total Other Income (Expense)	(3)	(141)	(104)		(248)

Net loss before minority interest in subsidiary	(2,020)	(870)	(104)		(2,994)
Minority interest in subsidiary	-	-	84	9	84

Net Loss	$(2,020)	$(870)	$(20)		$(2,910)

Basic and diluted loss per share	$(0.08)				$(0.10)

Weighted-average common shares outstanding	24,135		4,588		28,723

THERMOENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2006
(in thousands, except per share amounts)

	ThermoEnergy	CASTion	Pro Forma		Pro Forma
	Corporation	Corporation	Adjustments		Combined

Operating revenues	$1,057	$3,925	$-		$4,982
Cost of goods sold	397	3,927	-		4,324
Gross profit	660	(2)	-		658
Operating expenses
General and administrative	3,887	635	-		4,522
Selling expenses	-	368	-		368
Travel and entertainment	501	-	-		501
Other	40	-	-		40
Total Operating Expenses	4,428	1,003	-		5,431

Loss from Operations	(3,768)	(1,005)	-		(4,773)

Other Income (Expense)
Interest income	75	5	-		80
Interest expense	-	(152)	(215)	8	(367)
Total Other Income (Expense)	75	(147)	(215)		(287)

Net loss before income taxes and minority
interest in subsidiary	(3,693)	(1,152)	(215)		(5,060)
Income taxes		(101)			(101)
Minority interest in subsidiary	-	-	121	9	121

Net Loss	$(3,693)	$(1,253)	$(94)		$(5,040)

Basic and diluted loss per share	$(0.16)				$(0.18)

Weighted-average common shares outstanding	23,137		4,588		27,725

Explanations of Pro Forma Adjustments
1
Adjustment to cash consists of cash consideration of $2,000,000 for acquistion of debt owned by the Funds, $150,000 for payments to officers for outstanding CASTion stock options and direct costs of the acquistion aggregating $200,000.

2
Adjustment to eliminate intercompany notes receivable and notes payable. The Company acquired $2,000,000 of debt from the Funds in connection with the acquisition, which is eliminated in consolidation. This results in a net adjustment of zero.

3	Adjustment to recognize goodwill resulting from the acquisition.
4	Adjustment to record Convertible Note issued by the Company as consideration for the acquisition net of valuation discount of $313,425 and discount for beneficial conversion feature of $313,182.
5	Adjustment to eliminate CASTion historical stockholders' equity and record minority interest of $396,406.
6
Adjustment to record the issuance of 4,588,088 shares of the Company's common stock at $.55 per share and to record the issuance of 4,569,925 common stock warrants valued based on the Black-Scholes options pricing model.

7
Adjustment to reduce interest expense by $90,318 for the forgiveness of $2,000,000 in debt by the Company in connection with the acquisition and to record interest expense of $194,667 in connection with the issuance of the Convertible Note.

8
Adjustment to reduce interest expense by $180,635 for the forgiveness of $2,000,000 in debt by the Company in connection with the acquisition and to record interest expense of $395,468 in connection with the issuance of the Convertible Note.

9	Adjustment to record minority interest in CASTion.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1: BASIS OF PRELIMINARY PRO FORMA PRESENTATION

The acquisition will be accounted for using the purchase method of accounting. Accordingly, the assets and liabilities of CASTion will be recorded at their respective fair values as of the date of acquisition. The pro forma adjustments included herein are subject to change as additional information becomes available and as additional analyses are performed.

The final allocation of the purchase price will be determined after additional analyses are performed to determine the fair values of CASTion’s tangible and identifiable intangible assets and liabilities as of the date of acquisition. In addition, the Company must perform impairment tests in accordance with SFAS No. 142 in order to determine that the carrying value of goodwill recorded in connection with the acquisition does not exceed its implied fair value as defined in SFAS No. 142. The Company plans to perform these tests during the fourth quarter of 2007. The final adjustments to the purchase price allocation, including the amount of recorded goodwill, may be materially different from the unaudited pro forma adjustments presented herein.

NOTE 2: PURCHASE PRICE

The pro forma calculation of the purchase price is as follows:

Shares of the Company’s common stock issued (1)	4,588,088
Assigned stock price (2)	$.55
Fair value of common stock issued	2,523,448
Plus:
Cash paid to officers for outstanding CASTion stock options	150,000
Acquisition costs incurred	200,000
Total cash and common stock	2,873,448

Plus: other consideration:
Convertible Note, net of valuation discount of $313,425 and discount for
beneficial conversion feature of $313,182 (3)	2,726,520
Common stock warrants (4)	1,644,259
Total purchase price	$7,244,227

(1)
Includes 4,394,338 shares issued to the Funds, 175,000 shares issued to officers and employees of CASTion for outstanding CASTion stock options and 18,750 shares issued to an affiliate of two of the Funds.

(2)
Estimate based on value assigned to common stock purchases for 4,000,000 shares during late June 2007, approximately $.52, and the 365-day trailing average quoted price for the Company’s common stock prior to the date of acquisition, approximately $.60. The Company’s quoted stock price on July 2, 2007 was $1.39. Due to the Company’s small average trading volume and the price volatility of the Company’s common stock during 2007, management believes that the recent large-block cash sales of common stock and the 365-day trailing average stock price provide a better estimate of the value of the Company’s common stock.

(3)
Valuation discount of $313,425 computed based on an assumed fair market value interest rate of 10% compared to the stated rate of 6.5%. The valuation discount results in a beneficial conversion feature of $313,182, the intrinsic value of the conversion feature on that date.

(4)	The value of the warrants was computed using a Black-Scholes option pricing model.

NOTE 3: PURCHASE PRICE ALLOCATION

The preliminary unaudited pro forma condensed combined financial statements reflect the following purchase price allocation for CASTion:

Historical net assets applicable to the Company’s purchase of a 90.31%
interest in CASTion’s common stock on July, 2, 2007	$(3,694,468)

Goodwill	10,938,695
Total purchase price	$7,244,227

NOTE 4: PRO FORMA ASSUMPTIONS

The unaudited pro forma condensed combined statements of operations reflect a net loss from operations, and therefore do not reflect adjustments for income taxes as ThermoEnergy Corporation has a full deferred tax asset valuation allowance. In addition, the impact of stock options, stock warrants, and the Company’s Series A Convertible Preferred Stock and convertible debt instruments was not included in the calculation of diluted loss per share as their effect would be anti-dilutive.